UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 22, 2018
Date of Report
(Date of earliest event reported)
____________________
Core-Mark Holding Company, Inc.
(Exact name of registrant as specified in its charter)
____________________

Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 415, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)
(650) 589-9445
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 22, 2018, Core-Mark Holding Company, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders. Of the 46,152,263 shares of common stock outstanding and entitled to vote, 44,258,600 shares, or 95.9%, were represented at the meeting. During the meeting, the stockholders voted on the following matters:

Proposal 1 – Election of Directors
•Duly elected the following nine individuals to the Board of Directors to serve as directors until the 2019 Annual Meeting of Stockholders or until their successors have been duly elected and qualified:

	Votes For	Votes Against	Abstain	Broker Non-Votes (1)
Robert A. Allen	42,883,969	317,542	5,757	1,051,332
Stuart W. Booth	43,021,239	180,272	5,757	1,051,332
Gary F. Colter	42,922,192	279,319	5,757	1,051,332
Laura Flanagan	43,080,918	120,198	6,152	1,051,332
Robert G. Gross	43,151,692	49,819	5,757	1,051,332
Thomas B. Perkins	43,032,624	168,857	5,787	1,051,332
Harvey L. Tepner	42,829,270	372,161	5,837	1,051,332
Randolph I. Thornton	42,922,448	279,063	5,757	1,051,332
J. Michael Walsh	43,022,230	179,281	5,757	1,051,332

Proposal 2 – Advisory Resolution to Approve Executive Compensation
•Duly approved, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in our Proxy Statement as filed with the Securities and Exchange Commission on April 9, 2018.

	Votes For	Votes Against	Abstain	Broker Non-Votes (1)
Advisory approval of executive compensation	41,589,742	1,609,665	7,861	1,051,332

Proposal 3 – Approval of an Amendment to Certificate of Incorporation to Increase Authorized Shares

•	Duly approved an amendment to the Company's Certificate of Incorporation to increase the total number of authorized shares of common stock from 100,000,000 shares to 150,000,000 shares

	Votes For	Votes Against	Abstain	Broker Non-Votes (1)
Approval of amendment	33,632,116	10,615,980	10,504	—

Proposal 4 – Ratification of Selection of Independent Registered Public Accounting Firm
•Duly ratified Deloitte & Touche LLP to serve as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2018.

	Votes For	Votes Against	Abstain	Broker Non-Votes (1)
Deloitte & Touche LLP	43,675,101	578,050	5,449	—

(1)
A non-vote occurs when brokers or nominees have voted on some of the matters to be acted on at a meeting, but do not vote on certain other matters because, under the applicable rules, they are not allowed to vote on those other matters without instructions from the beneficial owner of the shares. Broker non-votes are counted when determining whether the necessary quorum of stockholders is present or represented at each annual meeting, but have no effect on the outcome of the vote for the election of directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE-MARK HOLDING COMPANY, INC.

Date: May 22, 2018	By:	/s/ CHRISTOPHER M. MILLER
	Name:	Christopher M. Miller
	Title:	Senior Vice President, Chief Financial Officer

Exhibit Index

Number	Description
3.1	Certificate of Amendment to Certificate of Incorporation of Core-Mark Holding Company, Inc.